SUBJECT TO REVISION
SERIES TERM SHEET DATED JUNE 22, 2000

                                  $331,200,000
                                  (Approximate)

[LOGO OF OAKWOOD HOMES]         OMI Trust 2000-B
                                     Issuer
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 2000-B

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2000-B. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Banc of America Securities LLC, Credit Suisse First Boston, Banc One Capital Markets nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final prospectus supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final prospectus and prospectus supplement to which the securities relate. Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.

                                Joint Bookrunners
Banc of America Securities LLC                        Credit Suisse First Boston

                                   Co-Manager
                            Banc One Capital Markets



         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2000-B Pooling and Servicing Agreement (including the May 1999 Edition to the Standard Terms) to be dated as of June 1, 2000, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee.

   The Offered Certificates........................

       -----------------------------------------------------------------------------------------------------------------------------
                                                                    Average                 Modified
                     Principal                      S&P / Fitch      Life                   Duration    First          Last
         Class       Amount(1)       Description     Ratings(2)    (yrs)(3)      Coupon    (yrs) (3)    Pay(3)        Pay(3)
       -----------------------------------------------------------------------------------------------------------------------------
        A-1       $290,700,000     Senior            AAA / AAA         5.14      .  %(4)      3.61       7/00          12/14
                                                                                     (5)
        M-1         21,600,000     Mezzanine          AA / AA          9.57      .  %(4)      6.10       1/05          12/14
                                                                                     (5)
        B-1         18,900,000     Subordinate       BBB / BBB         9.39      .  %(4)      5.52       1/05          12/14
                                                                                     (5)
       -----------------------------------------------------------------------------------------------------------------------------

                    (1) The aggregate initial principal balance of the certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the classes of certificates. Accordingly, any investor's commitments with respect to the certificates may be increased or decreased correspondingly.

                    (2) It is a condition to the issuance of the certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.

                    (3) Assumed that the 10% optional termination is exercised. Data run at a prepayment speed of 200% MHP.

                    (4) Computed on the basis of a 360-day year of twelve 30-day months.

                    (5) The lesser of (i) specified rate per annum, or (ii) the weighted average net asset rate for the related distribution date.

 Class Designations
    Class B Certificates ..........Class B-1 and class B-2 certificates.

    Subordinated Certificates .....Class M-1, class B, class X and class R certificates.

    Offered Certificates ..........Class A-1, class M-1 and class B-1 certificates.

    Offered Subordinated
          Certificates ............Class M and class B-1 certificates.

    Other Certificates ............The class B-2, class X and class R certificates are not being offered hereby.
                                   The class B-2 certificates are expected to be sold in a private placement and will be acquired on the closing date prior to any private placement by an affiliate of Oakwood Mortgage. The class X and class R certificates are expected to be sold initially to related entities of Oakwood Mortgage, which may offer them in the future in one or more privately negotiated transactions. The class B-2 certificates will have an initial certificate principal balance of approximately $16,200,000.

   Denominations ..................The Offered Certificates will be book-entry certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

   Cut-off Date ...................With respect to each initial asset, June 1,
                                   2000, or with respect to each subsequent asset, the date as of which such asset is purchased by the trust.

   Distribution Dates .............The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in July 2000.

   Record Date ....................With respect to each distribution date, the close of business on the last business day of the month preceding the month in which such distribution date occurs (each, a "Record Date").

   Interest Accrual Period ........With respect to each distribution date, the calendar month preceding the month in which the distribution date occurs (each, an "Interest Accrual Period").

   Initial Assets .................On the closing date, the trust expects to purchase initial assets with an aggregate principal balance of approximately $274,000,000 as of the Cut-off Date.

   Pre-Funding Account ............The Trustee will establish a trust account
                                   (the "Pre-Funding Account"). On the closing date, approximately $86,000,000 (the "Pre-Funded Amount") will be deposited in the Pre-Funding Account to provide the trust with funds to purchase subsequent assets during the first three months after the closing date. The Pre-Funded Amount will not exceed 25% of the principal amount of the certificates. The subsequent assets will, in the aggregate, have characteristics very similar to the characteristics of the statistical assets. Among other things, the weighted average net asset rate may not be more than 0.50% lower at the end of the pre-funding period than it is on the closing date.

   Distributions ..................The "Available Distribution Amount" for a
                                   distribution date generally will include
                                   (1)(a) monthly payments of principal and interest due on the assets during the related Collection Period, to the extent such payments were actually collected from the obligors or advanced by the servicer and (b) unscheduled payments received with respect to the assets during the related Prepayment Period, including principal prepayments, the portion of the Pre-Funded Amount not used to acquire subsequent assets by the end of the Pre-Funding period, Compensating Interest, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less
                                   (2)(a) amounts required to reimburse the servicer for previously unreimbursed Advances in accordance with the pooling and servicing agreement, (b) amounts required to reimburse Oakwood Mortgage or the servicer for certain reimbursable expenses in accordance with the pooling and servicing agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset in accordance with the pooling and servicing agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the preceding distribution date, and (e) if Oakwood Acceptance is not the servicer, the Servicing Fees for the related Collection Period.

                                   Principal distributions to the class B
                                   Certificates will be allocated pro rata
                                   between the class B-1 and the class B-2
                                   certificates. Prior to the Cross-over Date or on any distribution date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A-1 Certificates.

                                   If an Interest Deficiency Event occurs on any distribution date with respect to the class M-1, class B-1 or class B-2 certificates, collections received after the end of the related Collection Period and prior to such distribution date will be applied, up to a limited amount determined by the rating agencies, to remedy such deficiency in order of class seniority. Any remaining deficiency will be carried forward as shortfall for the next distribution date. "Interest Deficiency Event" means, with respect to the class M-1, class B-1 and class B-2 certificates and a distribution date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the current Interest Distribution Amounts, Interest Distribution Amounts remaining unpaid from prior distribution dates, Writedown Interest Distribution Amounts or Carryover Writedown Interest Distribution Amounts for these classes and distribution date (the "Interest Deficiency Amount").

                                   Distributions will be made on each
                                   distribution date to holders of record on the preceding Record Date. Distributions on a class of certificates will be allocated among the certificates of such class in proportion to their respective percentage interests.

   Priority of Distributions ......On each distribution date the Available
                                   Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                   (1) first, to the class A-1 Certificates (a) first, the related Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                   (2) second, to the class M-1 certificates,
                                   (a) first, the related Interest Distribution
                                   Amount for such distribution date and (b) second, any Interest Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                   (3) third, to the class B-1 certificates, (a) first, the related Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                   (4) fourth, to the class B-2 certificates,
                                   (a) first, the related Interest Distribution
                                   Amount for such distribution date and (b) second, any Interest Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                   (5) fifth, to the class A-1 certificates, the related Principal Distribution Shortfall Carryover Amount, if any, for such Distribution Date;

                                   (6) sixth, to the class A-1 certificates, the Class A-1 Principal Distribution Amount until the class A-1 certificate principal balance is reduced to zero;

                                   (7) seventh, to the class M-1 certificates,
                                   (a) first, any related Writedown Interest
                                   Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any related Principal Distribution Amount until the class M-1 certificate principal balance is reduced to zero;

                                   (8) eighth, to the class B-1 certificates,
                                   (a) first, any related Writedown Interest
                                   Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any related Principal Distribution Amount until the class B-1 certificate principal balance is reduced to zero;

                                   (9) ninth, to the class B-2 certificates, (a) first any related Writedown Interest Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any related Principal Distribution Amount until the class B-2 certificate principal balance is reduced to zero;

                                   (10) tenth, if Oakwood Acceptance is the servicer, to the servicer, the following amounts in sequential order: (i), the Servicing Fees for the related Collection Period, and (ii) any Servicing Fees from previous distribution dates remaining unpaid;

                                   (11) eleventh, sequentially, to the class
                                   A-1, class M-1, class B-1 and class B-2
                                   certificates, the Accelerated Principal
                                   Distribution Amount for such distribution date until the certificate principal balance of each class is reduced to zero;

                                   (12) twelfth, to the class X certificates, in the following sequential order: (i) the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous distribution dates remaining unpaid; and

                                   (13) finally, any remainder to the class R certificates.

                                   The primary credit support for the class A-1 certificates is the subordination of the Subordinated Certificates and overcollateralization; for the class M-1 certificates is the subordination of the class B, class X, class R certificates and overcollateralization; and for the class B-1 certificates is the subordination of the class B-2, class X, class R certificates and overcollateralization.

   Cross-over Date ................The later to occur of (a) the distribution date occurring in January 2005 or (b) the first distribution date on which the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the certificate principal balance - as adjusted for write-downs - of the Subordinated Certificates and the Current Overcollateralization Amount for such distribution date and the denominator of which is the Pool Scheduled Principal Balance on such distribution date, equals or exceeds
                                   2.03 times the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the initial aggregate certificate principal balance - as adjusted for write-downs - of the Subordinated Certificates and the Current Overcollateralization Amount and the denominator of which is the Pool Scheduled Principal Balance on the Cut-off Date.

   Performance Test ...............The Average Sixty Day Delinquency Ratio is
                                   less than or equal to 5.5%, the Current
                                   Realized Loss Ratio is less than or equal to 3.0%; and the Cumulative Realized Losses are less than or equal to the following percentages of the original Pool Scheduled Principal Balance set forth below:

                                      7% January 2005 through June 2006,
                                      8% July 2006 through June 2007,
                                      9.5% July 2007 through December 2008, and
                                      10.5% thereafter.

   Overcollateralization ..........Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the class A-1, class M-1, class B-1 and class B-2 certificates. The "Target Overcollateralization Amount" generally shall mean, (i) for any distribution date prior to the Cross-over Date, 6.5% of the Cut-off Date Pool Scheduled Principal Balance and (ii) for any other distribution date, the lesser of (x) 6.5% of the Cut-off Date Pool Scheduled Principal Balance and (y) 11.375% of the then-outstanding Pool Scheduled Principal Balance; provided, however, that in no event shall the Target Overcollateralization Amount be less than 0.5% of the Cut-off Date Pool Scheduled Principal Balance. On the closing date, the initial overcollateralization amount shall equal 3.5% of the Pool Scheduled Principal Balance as of the Cut-off Date.

                                   The "Current Overcollateralization Amount"
                                   shall mean, for any distribution date, the
                                   positive difference, if any, between the Pool Scheduled Principal Balance of the assets and the certificate principal balance of all the outstanding classes of certificates. The "Accelerated Principal Distribution Amount" for any distribution date shall be the positive difference, if any, between the Target Overcollateralization Amount and the Current Overcollateralization Amount.
   Allocation of Writedown
        Amounts....................The Writedown Amount for any distribution date will be the amount, if any, by which the aggregate certificate principal balance of all certificates, after all distributions have been made on the certificates on such distribution date, exceeds the Pool Scheduled Principal Balance of the assets for the next distribution date. The Writedown Amount will be allocated among the classes of Subordinated Certificates in the following order of priority:

                                   (1) first, to the class B-2 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero;

                                   (2)  second, to the class B-1 certificates,
                                        to be applied in reduction of the
                                        certificate principal balance - as
                                        adjusted for write-downs - of such class until it has been reduced to zero; and

                                   (3) third, to the class M-1 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero; and

   Advances .......................For each distribution date, the servicer will be obligated to make an advance (a "P&I
                                   Advance") in respect of any delinquent
                                   monthly payment that will, in the servicer's judgement, be recoverable from late payments on or liquidation proceeds from such asset. The servicer will also be obligated to make advances ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of liquidation expenses and certain taxes and insurance premiums not paid by an obligor on a timely basis, to the extent the servicer deems such Servicing Advances recoverable out of liquidation proceeds or from subsequent collections. P&I Advances and Servicing Advances are reimbursable to the servicer under certain circumstances. In addition, the servicer is obligated under certain circumstances to pay Compensating Interest with respect to any asset that prepays on a date other than on a Due Date for such asset.

   Final Scheduled Distribution
     Dates ........................To the extent not previously paid prior to such dates, the outstanding principal amount of each class of Offered Certificates will be payable on the distribution date set forth below (with respect to each class of certificates, the "Final Scheduled Distribution Date"). For the class A-1 certificates, the Final Scheduled Distribution Dates were determined based on the assumptions that (I) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Asset Characteristics and (ii) the optional termination right is not exercised by the Servicer. For each class of the Subordinate Certificates, the Final Scheduled Distribution Dates were determined by the maturity date of the asset with the latest stated maturity.

                                                               Final Scheduled
                                                              Distribution Dates
                                                              ------------------
                                   Class A-1 Certificates....  February 15, 2030
                                   Class M-1 Certificates....  August 15, 2030
                                   Class B-1 Certificates....  August 15, 2030

   Optional Termination ...........The servicer at its option and subject to the limitations imposed by the pooling and
                                   servicing agreement, will have the option to purchase from the Trust all assets then outstanding and all other property in the trust on any distribution date occurring on or after the distribution date on which the sum of the certificate principal balance of the certificates is less than 10% of the sum of the original certificate principal balance of the certificates. The servicer also may terminate the trust estate if it determines that there is a substantial risk that the trust estate's REMIC status will be lost.

   Auction Sale....................If the servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the trustee shall solicit bids for the purchase of all assets then outstanding and all other property in the trust estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to certificateholders.

   Statistical Assets .............The trust will consist of (1) manufactured housing installment sales contracts secured by security interests in manufactured homes, and with respect to certain of the contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related manufactured homes are located, and (2) mortgage loans secured by first liens on the real estate to which the related manufactured homes are deemed permanently affixed. On the closing date, the trust expects to (i) purchase initial assets with an aggregate principal balance of approximately $274,000,000 as of the Cut-off Date and (ii) receive the Pre-Funded Amount, which will be used to acquire additional contracts and mortgage loans. This term sheet only contains information on the statistical assets, which represent approximately 98.48% of the initial assets and approximately 74.96% of the total expected asset pool. As of the Cut-off Date, the statistical assets consist of 6,076 assets with an aggregate principal balance of $269,838,626.32.


                                   As of the Cut-off Date, 5,791 statistical assets aggregating $265,872,411.13 are secured by fixed rate assets and 285 statistical assets aggregating $3,966,215.19 are secured by adjustable rate assets. As of the Cut-off Date, approximately 32.03% of the statistical assets are mortgage loans and approximately 0.02% of the statistical assets are Land-Secured Contracts. Based on Cut-off Date Pool Scheduled Principal Balance, approximately 72.99% of the statistical assets are secured by manufactured homes which were new, approximately 7.48% of the statistical assets are secured by manufactured homes which were used, approximately 18.04% of the statistical assets are secured by manufactured homes which were repossessed, approximately 0.06% of the statistical assets are secured by manufactured homes which were transferred, and this information is not available for approximately 1.43% of the statistical assets. As of the Cut-off Date, the statistical assets were secured by manufactured homes or mortgaged properties located in 39 states and the District of Columbia, and approximately 17.67% and 11.85% of the statistical assets were secured by manufactured homes or mortgaged properties located in North Carolina and Texas, respectively, based on the mailing addresses of the obligors on the assets as of the Cut-off Date. Each statistical asset bears interest at an annual percentage rate of at least 6.25% and not more than 17.00%. The weighted averaged APR of the statistical assets as of the Cut-off Date is approximately 11.29%. The statistical assets have remaining terms to maturity as of the Cut-off Date of at least 9 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the statistical assets had a weighted average original term to stated maturity of approximately 310 months, and a weighted average remaining term to stated maturity of approximately 307 months. Of the 5,792 statistical assets for which such information is available, they have the Loan-to-Value Ratio as of the Cut-off Date of at least 18.07% but not more than 100.00%, with a weighted average Loan-to-Value Ratio of approximately 90.73%. The final scheduled payment date on the asset with the latest maturity occurs in July 2030.

                                   Approximately 1.43% of the statistical assets with an aggregate principal balance as of the Cut-off Date of approximately $3,866,383 were acquired by Oakwood Acceptance from Daiwa Finance Corp. in March, 1993. Daiwa Finance Corp. had acquired these assets from the Resolution Trust Corporation, which in turn acquired these assets from financial institution for which it served as receiver. All of these assets are adjustable rate assets. The asset characteristics information on these assets will be limited.

                                   The servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each manufactured homes or mortgaged properties.

   Certain Federal Income Tax
     Consequences .................For federal income tax purposes, the trust estate will be treated as one or more real estate mortgage investment conduits (each, a "REMIC"). The class A-1, class M, class B and class X certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The class R certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

   Recent Developments ............In November 1998, four shareholder suits were filed against Oakwood Homes and certain of its directors and officers. These suits have been consolidated in one suit in the Middle District of North Carolina. The lawsuit generally alleges that certain of Oakwood Home's financial statements were false and misleading and that certain other disclosures were inaccurate. Oakwood Homes has filed a motion to dismiss this complaint, and the litigants have concluded their oral arguments on their motion. Oakwood Mortgage believes that this lawsuit will not adversely affect distributions to be made on your certificates.

   ERISA Considerations ...........Fiduciaries of employee benefit plans and certain other retirement plans and
                                   arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                   Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered Subordinated Certificates by a Plan Investor may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or civil penalties. Accordingly, none of the Offered Subordinated Certificates are offered for sale, and are not transferable, to a Plan Investor, unless such Plan Investor provides the Seller and the Trustee with a Benefit Plan Opinion, or the circumstances described in clause (ii) below are satisfied. Unless such Opinion is delivered, each person acquiring an Offered Subordinated Certificate will be deemed to represent to the trustee, Oakwood Capital and the servicer that either
                                   (i) such person is not a Plan Investor
                                   subject to ERISA or Section 4975 of the Code, or (ii) such person is an insurance company that is purchasing an Offered Subordinated Certificate with funds from its "general account" and the provisions of Prohibited Transaction Class Exemption 95-60 will apply to exempt the purchase, holding and resale of such Certificate, and transactions in connection with the servicing, operation and management of the trust from the prohibited transaction rules of ERISA and the Code.

   Legal Investment
     Considerations................When the amount on deposit in the Pre-Funding
                                   Account has been reduced to zero, the class
                                   A-1 and class M-1 certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

                                   The class B-1 certificates are not "mortgage related securities" for purposes of SMMEA because such certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.

Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.


                                             Asset Servicing Portfolio
                                              (Dollars in thousands)


                                                          At September 30,                                March 31,
                                   ---------------------------------------------------------------- -----------------------
                                       1995         1996        1997         1998          1999         1999         2000
                                   -----------  ----------  -----------  -----------   -----------  -----------  ----------
Total Number of Serviced Assets
     Oakwood Originated..........      51,566       67,120      89,411    111,351       122,955      117,673      122,752
     Acquired Portfolios.........       4,872        4,177       3,602      2,818         2,160        2,471        1,931
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........  $1,130,378   $1,687,406  $2,499,794   $3,536,657     $4,223,475   $3,874,548   $4,339,720
     Acquired Portfolios.........     $70,853      $57,837     $47,027      $35,882        $26,306      $30,532      $22,922
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........      $21.9        $25.1       $28.0         $31.8         $34.3        $32.9        $35.4
     Acquired Portfolios.........      $14.5        $13.8       $13.1         $12.7         $12.2        $12.4        $11.9
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........      12.0%        11.5%       11.0%        10.8%         10.6%        10.7%        10.6%
     Acquired Portfolios.........      11.3%        11.2%       11.1%        11.0%         10.7%        10.9%        10.7%


                                            Delinquency Experience (1)
                                              (Dollars in thousands)

                                                              At September 30,                         March 31,
                                             --------------------------------------------------- ---------------------
                                                 1995      1996       1997      1998       1999      1999        2000
                                             --------  --------   --------  --------   --------  --------    ---------
Total Number of Serviced Assets
     Oakwood Originated..................       51,566    67,120     89,411 111,351      122,955   117,673     122,752
     Acquired Portfolios.................        4,872     4,177      3,602   2,818        2,160     2,471       1,931
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          601       835      1,171   2,345        3,391     1,560       1,723
      60-89 Days.........................          185       308        476     906        1,046       630         753
      90 Days or More....................          267       492        716   1,222        1,783     1,474       1,957
     Total Number of Assets Delinquent           1,053     1,635      2,363   4,473        6,220     3,664       4,433
     Acquired Portfolios.................
      30-59 Days.........................           63        66         90      75           59        32          40
      60-89 Days.........................           17        23         23      31           14        14          13
      90 Days or More....................           76        62         75      57           45        60          47
     Total Number of Assets Delinquent             156       151        188     163          118       106         100
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       2.0%       2.4%       2.6%     4.0%        5.1%      3.1%        3.6%
     Acquired Portfolios.................       3.2%       3.6%       5.2%     5.8%        5.5%      4.3%        5.2%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                                          Loan Loss/Repossession Experience
                                               (Dollars in thousands)

                                                      At or for the fiscal year                   At or for the six months
                                                                ended                                      ended
                                                            September 30,                                March 31,
                                     ------------------------------------------------------------  ------------------------
                                         1995       1996        1997         1998         1999         1999          2000
                                     ---------  ----------  -----------  -----------  -----------  -----------   ----------
Total Number of Serviced               56,438       71,297      93,013      114,169      125,115      120,144       124,683
     Assets (1).................
Average Number of Serviced
     Assets During Period.......       50,742       63,868      82,155      103,591      119,642      117,157       124,899
Number of Serviced
     Assets Repossessed.........        1,718        2,746       3,885        5,411        7,790        3,810         4,016
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         3.04%      3.85%      4.18%       4.74%        6.23%        6.34%(6)      6.44%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.39%      4.30%      4.73%       5.22%        6.51%        6.50%(6)      6.43%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $976,905  $1,409,467  $2,065,033   $2,978,235   $3,839,274   $3,663,991    $4,239,614
     Acquired Portfolios........       $30,235     $27,351     $22,943      $19,179      $14,781     $15,721       $11,753
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......      $7,303       $14,248     $26,872      $45,189      $66,037      $36,984       $37,835
       Acquired Portfolios......        $473          $592        $528         $220         $173         $105           $42
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......        0.75%      1.01%       1.30%       1.52%        1.72%        2.02%(6)      1.78%(6)
       Acquired Portfolios......        1.56%      2.16%       2.30%       1.15%        1.17%        1.34%(6)      0.71%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance -serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the statistical assets (or to a percentage of the scheduled principal balance of the statistical assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the statistical assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                               Statistical Assets


               Geographical Distribution of Manufactured Homes(1)



                                 Number of          Aggregate Scheduled             Percentage of
Geographic Location         Statistical Assets       Principal Balance      Statistical Asset Pool by SPB
-------------------         ------------------       -----------------      -----------------------------
Alabama....................         171               $   6,454,891                   2.39%
Arizona....................         248                  16,596,614                   6.15
Arkansas...................          99                   3,655,045                   1.35
California.................          31                   2,348,740                   0.87
Colorado...................          94                   4,637,607                   1.72
Connecticut................           1                       8,532                   0.00
Delaware...................          49                   1,917,236                   0.71
Florida....................         377                   9,241,457                   3.42
Georgia....................         221                   9,468,281                   3.51
Idaho......................          66                   4,040,492                   1.50
Illinois...................           1                       6,601                   0.00
Indiana....................           6                     312,387                   0.12
Iowa.......................           1                     112,810                   0.04
Kansas.....................          52                   1,968,648                   0.73
Kentucky...................         122                   4,963,343                   1.84
Louisiana..................         216                   9,271,055                   3.44
Maine......................           1                      64,243                   0.02
Maryland...................          14                     513,113                   0.19
Michigan...................           7                     448,413                   0.17
Minnesota..................           5                     250,997                   0.09
Mississippi................         168                   6,419,131                   2.38
Missouri...................         141                   5,939,233                   2.20
Nevada.....................          42                   3,191,868                   1.18
New Jersey.................           3                      74,166                   0.03
New Mexico.................         142                   6,686,872                   2.48
New York...................           2                      90,147                   0.03
North Carolina.............       1,228                  47,687,308                  17.67
Ohio.......................         139                   5,865,973                   2.17
Oklahoma...................          96                   4,950,638                   1.83
Oregon.....................         111                  11,039,745                   4.09
Pennsylvania...............           3                      97,270                   0.04
South Carolina.............         461                  17,439,094                   6.46
Tennessee..................         413                  18,000,490                   6.67
Texas......................         762                  31,980,984                  11.85
Utah.......................          25                   1,610,367                   0.60
Virginia...................         289                  12,234,568                   4.53
Washington.................         158                  16,099,402                   5.97
Washington DC..............           2                      95,454                   0.04
West Virginia..............         101                   3,419,452                   1.27
Wyoming....................           8                      635,962                  0.24
                               --------             ----------------             ---------

   Total...................       6,076                $269,838,626                 100.00%
                                  =====                ============                 ======

(1) Based on the mailing address of the obligor on the related statistical asset as of the Cut-off Date.

                                          Year of Origination of Assets (1)

                               Number of         Aggregate Scheduled             Percentage of
Year of Origination        Statistical Assets     Principal Balance      Statistical Asset Pool by SPB
-------------------        ------------------     -----------------      -----------------------------
    1984.................          1             $        9,131                  0.00%
    1986.................         20                    111,807                  0.04
    1987.................        127                  1,642,650                  0.61
    1988.................        104                  1,527,488                  0.57
    1989.................         46                    650,965                  0.24
    1993.................          2                     45,679                  0.02
    1994.................          2                     27,554                  0.01
    1995.................          7                    186,452                  0.07
    1996.................         19                    678,287                  0.25
    1997.................          8                    369,954                  0.14
    1998.................         12                    556,599                  0.21
    1999.................        140                 11,556,587                  4.28
    2000.................      5,588                252,475,474                 93.57
                              ------              -------------               -------

         Total...........     6,076               $269,838,626                 100.00%
                              =====               ============                 ======

------------------
(1) The weighted average seasoning of the statistical assets was approximately 4 months as of the Cut-off Date.

                                     Distribution of Original Asset Amounts(1)

                                   Number of         Aggregate Scheduled          Percentage of
Original Asset Amount          Statistical Assets     Principal Balance     Statistical Asset Pool by SPB
---------------------          ------------------     -----------------     -----------------------------
$   4,999 or less............         10             $       31,161                   0.01%
$   5,000 - $   9,999........         66                    507,947                   0.19
$  10,000 - $  14,999........        139                  1,715,692                   0.64
$  15,000 - $  19,999........        295                  4,772,832                   1.77
$  20,000 - $  24,999........        585                 11,929,312                   4.42
$  25,000 - $  29,999........        851                 22,314,525                   8.27
$  30,000 - $  34,999........        853                 27,189,349                  10.08
$  35,000 - $  39,999........        598                 22,002,644                   8.15
$  40,000 - $  44,999........        448                 18,869,137                   6.99
$  45,000 - $  49,999........        380                 18,030,819                   6.68
$  50,000 - $  54,999........        381                 19,852,133                   7.36
$  55,000 - $  59,999........        260                 14,855,473                   5.51
$  60,000 - $  64,999........        194                 12,058,787                   4.47
$  65,000 - $  69,999........        158                 10,647,581                   3.95
$  70,000 - $  74,999........        126                  9,084,425                   3.37
$  75,000 - $  79,999........        103                  7,984,162                   2.96
$  80,000 - $  84,999........         93                  7,671,433                   2.84
$  85,000 - $  89,999........         82                  7,152,587                   2.65
$  90,000 - $  94,999........         62                  5,726,838                   2.12
$  95,000 - $  99,999........         61                  5,961,018                   2.21
$ 100,000 or more............        331                 41,480,772                  15.37
                                     ---                 ----------                  -----

     Total...................     6,076                $269,838,626                 100.00%
                                  =====                ============                 ======

------------------
  (1) The highest original statistical asset amount was $242,207, which represents approximately 0.09% of the aggregate principal balance of the statistical assets at origination. The average original principal amount of the statistical assets was approximately $45,112 as of the Cut-off Date.

                                              Current Asset Rates (1)

                                     Number of         Aggregate Scheduled             Percentage of
Current Asset Rate              Statistical Assets      Principal Balance      Statistical Asset Pool by SPB
------------------              ------------------      -----------------      -----------------------------
6.000% - 6.999%............           30               $   3,414,587                   1.27%
7.000% - 7.999%............          260                  25,124,705                   9.31
8.000% - 8.999%...........           400                  25,636,190                   9.50
9.000% -   9.999%..........          455                  27,340,403                  10.13
10.000% - 10.999%..........          625                  34,450,204                  12.77
11.000% - 11.999%..........          749                  33,953,236                  12.58
12.000% - 12.999%..........        1,082                  40,983,639                  15.19
13.000% - 13.999%..........        1,222                  40,433,372                  14.98
14.000% - 14.999%..........          815                  25,806,222                   9.56
15.000% - 15.999%..........          436                  12,644,605                   4.69
16.000% or more............            2                        51,463                 0.02
                                --------             -----------------            ---------

     Total.................        6,076                $269,838,626                 100.00%
                                   =====                ============                 ======

------------------
(1) The weighted average current asset rate was approximately 11.29% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans. This table also reflects the asset rates of the adjustable rate assets as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the adjustable rate assets.

                               Remaining Terms to Maturity of Assets (In Months) (1)

                                       Number of           Aggregate Scheduled              Percentage of
Remaining Term to Maturity         Statistical Assets       Principal Balance       Statistical Asset Pool by SPB
--------------------------         ------------------       -----------------       -----------------------------
  1 -  60 months...........             151               $   1,189,576                     0.44%
 61 -  96 months...........             226                   3,256,162                     1.21
 97 - 120 months...........             253                   4,882,803                     1.81
121 - 156 months...........             313                   6,571,739                     2.44
157 - 180 months...........             558                  15,341,146                     5.69
181 - 216 months...........              91                   2,604,205                     0.97
217 - 240 months...........           1,060                  33,586,385                    12.45
241 - 300 months...........           1,233                  48,329,637                    17.91
301 - 360 months...........           2,191                 154,076,972                    57.10
                                      -----                 -----------                    -----

  Total....................          6,076                 $269,838,626                   100.00%
                                     =====                 ============                   ======

------------------
(1) The weighted average remaining term to maturity of the statistical assets was approximately 307 months as of the Cut-off Date.


                               Original Terms to Maturity of Assets (In Months) (1)


                                     Number of         Aggregate Scheduled              Percentage of
Original Term to Maturity       Statistical Assets      Principal Balance       Statistical Asset Pool by SPB
-------------------------       ------------------      -----------------       -----------------------------
  1 -  60 months...........           79                $      768,555                 0.28%
 61 -  96 months...........           74                       994,447                 0.37
 97 - 120 months...........          177                     3,605,518                 1.34
121 - 156 months...........          309                     6,462,552                 2.39
157 - 180 months...........          629                    15,797,894                 5.85
181 - 216 months...........           84                     2,340,305                 0.87
217 - 240 months...........        1,298                    37,382,070                13.85
241 - 300 months...........        1,235                    48,410,315                17.94
301 - 360 months...........        2,191                   154,076,972                57.10
                                  ------                --------------             --------

  Total....................        6,076                 $269,838,626                100.00%
                                   =====                 ============                ======

------------------
(1) The weighted average original term to maturity of the statistical assets was approximately 310 months as of the Cut-off Date.

                             Distribution of Original Loan-to-Value Ratios of Assets(1)

                                      Number of         Aggregate Scheduled             Percentage of
Loan-to Value Ratio(2)            Statistical Assets      Principal Balance     Statistical Asset Pool by SPB
-------------------               ------------------      -----------------     -----------------------------
N/A..........................          284                $  3,866,383                    1.43%
50%  or  less................           43                   1,209,613                    0.45
51% - 55%....................           19                     702,945                    0.26
56% - 60%....................           35                   1,633,903                    0.61
61% - 65%....................           51                   2,718,938                    1.01
66% - 70%....................           70                   4,018,872                    1.49
71% - 75%....................          101                   5,369,106                    1.99
76% - 80%....................          232                  12,906,384                    4.78
81% - 85%....................          373                  17,657,901                    6.54
86% - 90%....................          966                  43,862,783                   16.26
91% - 95%....................        2,427                 117,441,851                   43.52
96% - 100%...................        1,475                  58,449,946                   21.66
                                     -----                  ----------                   -----

     Total...................       6,076                 $269,838,626                  100.00%
                                    =====                 ============                  ======

------------------
(1) The weighted average original Loan-to-Value Ratio of the statistical assets was approximately 90.73% as of the Cut-off Date. This does not include the 284 statistical assets for which the original Loan-to-Value Ratio is not available.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

                                           MHP Prepayment Sensitivities




                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1               15.45       4/28       8.22       11/21       6.41       2/18
        Class M-1               23.62       4/28       14.76      11/21      11.62       2/18
        Class B-1               23.51       4/28       14.53      11/21      11.39       2/18

        To Maturity
        Class A-1               15.54       2/30       8.48        4/28       6.71      12/25
        Class M-1               23.75       6/29       15.14       3/25      12.03       1/22
        Class B-1               23.53       9/28       14.57       3/23      11.44       5/19


                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1                5.14      12/14       4.16        9/12       3.42      11/10
        Class M-1                9.57      12/14       8.65        9/12       7.92      11/10
        Class B-1                9.39      12/14       8.57        9/12       7.90      11/10

        To Maturity
        Class A-1                5.44       3/23       4.41        3/20       3.63      10/17
        Class M-1               10.01      12/18       9.18       12/16       8.58       3/15
        Class B-1                9.45       6/16       8.70        8/14       8.16       5/13


    The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Banc of America Securities LLC, Credit Suisse First Boston or Banc One Capital Markets. All information described above is preliminary, limited in nature and subject to completion or amendment. Banc of America Securities LLC, Credit Suisse First Boston and Banc One Capital Markets make no representations that the above referenced security will actually perform as described in any scenario presented.

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